UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2003

QUIKSILVER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15131	33-0199426

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15202 Graham Street, Huntington Beach, CA	92649

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (714) 889-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not Applicable

(b)	Not Applicable

(c)	The following exhibit is being furnished herewith:

99.1	Press Release, dated December 18, 2003, issued by Quiksilver, Inc.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The purpose of this Current Report on Form 8-K is to furnish the press release issued by Quiksilver, Inc. on December 18, 2003 announcing its financial results for the fiscal year ended October 31, 2003. The press release is attached hereto as Exhibit 99.1.

     The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2003	QUIKSILVER, INC

	By:	/s/ Steven L. Brink

Steven L. Brink Chief Financial Officer and Treasurer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated December 18, 2003, issued by Quiksilver, Inc.

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